                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

         EMPIRE RESORTS, INC. ANNOUNCES CONVERSION PRICE OF CONVERTIBLE
                                  SENIOR NOTES

(Monticello,  NY - July 20,  2004) Empire  Resorts,  Inc.  (NASDAQ:  NYNY) today announced,  in connection  with its prior  announcement  on July 16, 2004 of the pricing of $65 million of 5 1/2%  convertible  senior notes to be  guaranteed by its  material  subsidiaries  and  convertible  into its common  stock,  that the conversion price is $ 13.75 per share of common stock,  subject to adjustment in certain events. The maturity date is July 31, 2014. The notes are expected to be issued on Friday, July 23, 2004, subject to customary closing conditions.

          The notes are being sold in a Rule 144A private  offering to qualified institutional  buyers,  will not be registered  under the Securities Act of 1933 and may not be  offered  or sold in the  United  States  except  pursuant  to an effective  registration  statement  under  the  Securities  Act  of  1933  or in accordance with an applicable  exemption from the  registration  requirements of the Securities Act of 1933.

ABOUT EMPIRE RESORTS, INC.

Empire  Resorts,  Inc.  operates the  Monticello  Raceway and is involved in the development  of other legal gaming venues in New York. The company opened Mighty
M Gaming at the Raceway site on June 30, 2004.  The new facility  features 1,743 video gaming  machines and amenities  such as a 350 seat buffet and live nightly entertainment.  In addition,  Empire Resorts' partner,  the Cayuga Nation of New
York,  has  submitted an  application  to the United  States  Department  of the
Interior,  Bureau of Indian Affairs (BIA) for the transfer of  approximately  30 acres of land adjacent to the Raceway to the United States Government to be held in trust for the  Cayuga  Nation of New York for  purposes  of  building  a $500 million "Class III" Native American casino and resort. The Nation's  application is  currently  in the  final  stages of  review  by the BIA.  On June 10,  2004,
Governor  George E. Pataki and the Cayuga Nation of New York signed an agreement that contains key provisions that advance the proposed development of the Cayuga
Catskill Resort.

          Statements in this press release regarding the company's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties,  including  the  need for  regulatory  approvals,  financing  and successful completion of construction. The company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private  Securities  Litigation  Reform Act of 1994, and as
such,  speak only as of the date made.  To the extent the  content of this press release  includes  forward-looking  statements,  they involve  various risks and uncertainties  including (i) the risk that various  approvals  necessary for the projects  described  herein and required to be obtained  from the United  States
Bureau of Indian Affairs, the National Indian Gaming Regulatory Commission,  the
Governor of the State of New York and  various  other  federal,  State and local governmental  entities are not received,  (ii) the risk that financing necessary for the proposed  programs or projects may not be able to be obtained because of credit factors,  market conditions or other  contingencies,  (iii) the risk that the Cayuga Nation may exercise  certain broad rights with regard to  termination of its agreements  with the company (iv) the risk of  non-compliance  by various counterparties  of the related  agreements,  and (v) general risks affecting the company as described from time to time in it's reports filed with the Securities and Exchange Commission.  For a full discussion of such risks and uncertainties, which  could  cause  actual  results  to  differ  from  those  contained  in the forward-looking statements, see "Risk Factors" in the company's Annual Report or
Form 10-K for the most recently ended fiscal year.

THIS NEWS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR A  SOLICITATION  OF AN
OFFER TO BUY THE  SECURITIES  DESCRIBED  HEREIN,  NOR SHALL THERE BE ANY SALE OF
THESE  SECURITIES  IN  ANY  STATE  OR  JURISDICTION  IN  WHICH  SUCH  AN  OFFER,
SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO  REGISTRATION  OR  QUALIFICATION
UNDER THE SECURITIES LAW OF ANY SUCH JURISDICTION.

Contact:    Charles Degliomini
            Empire Resorts, Inc.
            (845) 794-4100 x 470
            cdegliomini@empireresorts.com
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